UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2004

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

0-14841	22-2476703
(Commission	(IRS Employer
File Number)	Identification Number)

One Franklin Plaza, Burlington, New Jersey	08016-4907
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (609) 386-2500

N/A

(Former Name or Former Address, if Changes Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit	Description
99.1	Press Release, dated February 5, 2004.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 5, 2004 the Registrant issued a press release announcing earnings for the quarter ended December 31, 2003. The full text of the press release issued by the Registrant on February 5, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

By:	/s/ Arnold D. Levitt

Name:	Arnold D. Levitt
Title:	Senior Vice President,
Chief Financial Officer

Date: February 6, 2004